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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    Form 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 9, 1999
                                                          ---------------


                       Building One Services Corporation
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                (Exact name of registrant specified in Charter)


   Delaware                         000-23421                   52-2054952
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(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)


Suite 210, 110 Cheshire Lane, Minnetonka, MN                           55305
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(Address of principal executive offices)                              Zip Code

          Registrant's telephone, including area code:  612/249-4900

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.


(a) Financial Statements -- Incorporated by reference herein are the financial statements for Ivey Mechanical Company (a partnership) as of June 30, 1998, 1997 and 1996 and for the three year period ended June 30, 1998. These financial statements are attached hereto as Exhibit 99.01.

(b)  Pro Forma Financial Information -- (Not applicable).

(c)  Exhibits.

     23.01  Consent of Davenport, Holliday, and Spring.

     99.01  Financial Statements for Ivey Mechanical Company (a partnership).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BUILDING ONE SERVICES CORPORATION


Dated:  August 9, 1999                   By:      /s/ F. Traynor Beck
                                            ---------------------------------
                                            F. Traynor Beck
                                            Executive Vice President,
                                            General Counsel and Secretary

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                                 EXHIBIT INDEX

Exhibit
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23.01     Consent of Davenport, Holliday, and Spring.

99.01     Financial Statements for Ivey Mechanical Company (a partnership).